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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                               SEPTEMBER 18, 1998


                     AAMES CAPITAL CORPORATION ON BEHALF OF
                           AAMES MORTGAGE TRUST 1998-C
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             (Exact name of Registrant as specified in its charter)

         CALIFORNIA                   333-46893-01                95-4438859
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(State or other jurisdiction          (Commission            (I.R.S.  employer
     of incorporation)                file number)           identification no.)



  350 SOUTH GRAND AVENUE, 52ND FLOOR
        LOS ANGELES, CALIFORNIA                                      90071
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(Address of principal executive offices)                           (ZIP Code)

                                 (213) 210-5000
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               Registrant's telephone number, including area code

                                       NA
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          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

         This Current Report on Form 8-K is being filed for the purposes of filing (i) the consent of PricewaterhouseCoopers LLP, independent accountants to MBIA Insurance Corporation, which will act as the Certificate Insurer in connection with the proposed offering of the Aames Mortgage Trust 1998-C, Mortgage Pass-Through Certificates, Series 1998-C; and (ii) certain opinions of Andrews & Kurth L.L.P., counsel to the Registrant.

Item 7.  Financial Statements: Pro Forma Financial Information and Exhibits.

  (a)    Not applicable.

  (b)    Not applicable.

  (c)    Exhibits:

         5.1 Opinion of Andrews & Kurth L.L.P. regarding the legality of Certificates

         5.2      Opinion of Andrews & Kurth L.L.P. regarding the legality of
                  Bonds

         8        Opinion of Andrews & Kurth L.L.P. regarding tax matters

         23.1     Consent of PricewaterhouseCoopers LLP

         23.2     Consent of Andrews & Kurth L.L.P. (included in Exhibits 5.1,
                  5.2 and 8)



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       AAMES CAPITAL CORPORATION


                                       By: /s/ Cary H. Thompson
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                                           Cary H. Thompson
                                           Chief Executive Officer


Dated:  September 18, 1998



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                                  EXHIBIT INDEX


     Exhibit No.      Description of Exhibit
     -----------      ----------------------

         5.1 Opinion of Andrews & Kurth L.L.P. regarding the legality of Certificates

         5.2      Opinion of Andrews & Kurth L.L.P. regarding the legality of
                  Bonds

         8        Opinion of Andrews & Kurth L.L.P. regarding tax matters

         23.1     Consent of PricewaterhouseCoopers LLP

         23.2     Consent of Andrews & Kurth L.L.P. (included in Exhibits 5.1,
                  5.2 and 8)